Supplement dated May 17, 2023

to the Prospectus dated:

May 1, 2008	May 1, 2008	May 1, 2009

TransSurvivor	TransUltra	TransAccumulator and TransAccumulator II

Issued Through	Issued Through	Issued Through
SEPARATE ACCOUNT VUL-4	SEPARATE ACCOUNT VUL-5	SEPARATE ACCOUNT VUL-6

by

TRANSAMERICA LIFE INSURANCE COMPANY

Effective at market close on July 26, 2023 (the “Closure Date”), all classes of Morgan Stanley VIF Core Plus Fixed Portfolio will be closed to all purchases and exchanges in. Effective on July 28, 2023 (the “Liquidation Date”), due to the liquidation of the underlying portfolio listed below (the “Portfolio”), the subaccount (the “Subaccount”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
MS VIF Core Plus Fixed Income Portfolio	MS VIF Core Plus Fixed Income Portfolio	Morgan Stanley Investment Management Inc

If you have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the Transamerica BlackRock Government Money Market VP (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the Transamerica BlackRock Government Money Market VP subaccount (the “Money Market Subaccount”).

As of the start of business on the Closure Date, you will no longer be able to use automated transfer features such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio. If you are using an automated transfer feature such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio, you should contact us immediately to make alternate arrangements. If you do not make alternate arrangements any subsequent allocations to the Subaccount for the Portfolio will be directed to the Money Market Subaccount.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another printed copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.